                                   2,500,000 UNITS

                Each Unit Consisting of One Share of Common Stock and
                            One Redeemable Class A Warrant


                            HYPERTENSION DIAGNOSTICS, INC.


                                UNDERWRITING AGREEMENT


                              _________________, 1998



R. J. Steichen & Company
One Financial Plaza
120 South Sixth Street
Minneapolis MN 55402


Dear Ladies and Gentlemen:

     Hypertension Diagnostics, Inc., a Minnesota corporation (the "Company") hereby confirms its agreement, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriter") an aggregate of 2,500,000 Units ("Units"), each Unit consisting of one share of Common Stock of the Company, $.01 par value (the "Share") and one Redeemable Class A Warrant (the "Warrant") exercisable for a period of four (4) years commencing on the effective date of the Registration Statement at a price of $5.50 per Share. Each Warrant entitles the holder thereof to purchase one Share of Common Stock at a price of $5.50 per Share. The Warrants shall be immediately exercisable and are detachable and transferable commencing ten (10) trading days after the effective date of the Registration Statement under the 1933 Act or at any earlier time agreed by the Underwriter and the Company. The Warrants shall be redeemable at the option of the Company at $.01 per Warrant upon thirty (30) days' prior notice in writing of the Company's intention to redeem, provided that the closing bid price for the Common Stock shall have averaged $6.50 for any twenty (20) consecutive trading days prior to such notice, or on such other terms as may be set forth in the Preliminary Prospectus (defined herein).

     The 2,500,000 Units to be purchased from the Company are referred to herein as the "Firm Units." In addition, the Company proposes to grant the Underwriter an option to purchase up to 375,000 additional Units upon the request of the Underwriter solely for the purpose of covering over-allotments (the "Optional Units"). The Firm Units and any Optional Units, which aggregate 2,875,000 Units, are collectively referred to herein as the "Units." Further, the Company hereby


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confirms its agreement to sell to the Underwriter warrants for the purchase of 250,000 Units as described in Section 5 hereof (the "Underwriter's Warrants"), assuming purchase by the Underwriter of the Firm Units. The shares issuable upon exercise of the Underwriter's Warrants and the Warrants are referred to as the "Warrant Shares." The Units (including the securities included therein) and the Underwriter's Warrants will be in the form and contain such rights and terms as described in the Prospectus.

     The Company hereby confirms the following arrangements with respect to the purchase of the Units by the Underwriter.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with the Underwriter as follows:

          (a) A registration statement on Form SB-2 with respect to the Units, and as a part thereof a preliminary Prospectus has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") thereunder and has been filed with the SEC under the 1933 Act. The Company has filed such amendments to the registration statement and such amended preliminary prospectuses as may have been required to be filed to the date hereof. If the Company has elected not to rely upon Rule 430A, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (provided the Underwriter has consented to such filing). If the Company has elected to rely upon Rule 430A, it will prepare and timely file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Copies of such registration statement and each pre-effective amendment thereto, and each related preliminary prospectus have been delivered by the Company to the Underwriter. Such registration statement, as amended or supplemented, including all prospectuses included as a part thereof, financial schedules, exhibits, the information (if any) deemed to be part thereof pursuant to Rules 430A and 434 under the 1933 Act and any registration statement filed pursuant to Rule 462 under the 1933 Act, is herein referred to as the "Registration Statement." The term "Prospectus" as used herein shall mean the final prospectus, as amended or supplemented, included as a part of the Registration Statement on file with the SEC when it becomes effective; provided, however, that if a prospectus is filed by the Company pursuant to Rules 424(b) and 430A or a term sheet is filed by the Company pursuant to Rule 434 under the 1933 Act, the term "Prospectus" as used herein shall mean the prospectus so filed pursuant to Rules 424(b) and 430A and the term sheet so filed pursuant to Rule 434. The term "Preliminary Prospectus" as used herein means any prospectus, as amended or supplemented, used prior to the Effective Date (as defined in Section 4(a) hereof) and included as a part of the Registration Statement, including any prospectus filed with the SEC pursuant to Rule 424(a).

          (b) Neither the SEC nor any state securities division has issued any order preventing or suspending the use of any Preliminary Prospectus, or issued a stop order

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     with respect to the offering of the Units or requiring the recirculation of a Preliminary Prospectus and, to the best knowledge of the Company, no proceeding for any such purpose has been initiated or threatened.
     Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus, on the date of filing with the SEC, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the SEC and on any Closing Date (as defined in Section 2 hereof), as the case may be, conformed or will conform in all material respects with the requirements of the 1933 Act and the Rules and Regulations and the securities laws ("Blue Sky laws") of the states where the Units are to be sold (the "States") and contained or will contain all statements that are required to be stated therein in accordance with the 1933 Act, the Rules and Regulations and the Blue Sky laws of the States. When the Registration Statement became or becomes effective and when any post-effective amendments thereto shall become effective, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither any Preliminary Prospectus, on the date of filing thereof with the SEC, nor the Prospectus or any amendment or supplement thereto, on the date of filing thereof with the SEC and on the First and Second Closing Dates, contained or will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Subsection 1(b) shall apply to statements in, or omissions from, the Registration Statement, Preliminary Prospectus or the Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter, as identified in Section 11 herein, specifically for use in the preparation of the Registration Statement, Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto. There is no contract or other document of the Company of a character required by the 1933 Act or the Rules and Regulations to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, that has not been described or filed as required. The descriptions of all such contracts and documents or references thereto are correct and include the information required under the 1933 Act and the Rules and Regulations.

          (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with full corporate power and authority, to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the business of the Company. The Company has all necessary and material authorizations, approvals and orders of and from all governmental regulatory officials and bodies to own its properties and to conduct its business as described in the Registration Statement and Prospectus, and is conducting its business in

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     substantial compliance with all applicable material laws, rules and regulations of the jurisdictions in which it is conducting business. The Company holds all material licenses, certificates, permits, authorizations, approvals and orders of and from all state, federal and other governmental regulatory officials and bodies necessary to own its properties and to conduct its business as described in the Registration Statement and Prospectus, or has obtained waivers from any such applicable requirements from the appropriate state, federal or other regulatory authorities. All such licenses, permits, approvals, certificates, consents, orders and other authorizations are in full force and effect, and the Company has not received notice of any proceeding or action relating to the revocation or modification of any such license, permit, approval, certificate, consent, order or other authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might materially and adversely affect the conduct of the business or the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company.

          (d) The Company has no subsidiaries and is not affiliated with any other Company or business entity, except as disclosed in the Prospectus.

          (e) The Company is not in violation of its Articles of Incorporation or Bylaws. The Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, and there does not exist any state of facts which constitutes an event of default on the part of the Company or which, with notice or lapse of time or both, would constitute such an event of default. The Company is not, to the best of its knowledge, in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, which violation is material to the business of the Company.

          (f) The Company has full requisite power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and will be a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, if and when this Agreement shall have become effective in accordance with Section 8, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note, agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the property or assets of the Company is bound, (ii) the Company's Articles of Incorporation or Bylaws or (iii) any statute or any order, rule or regulation of any court, governmental agency or body having jurisdiction over the Company. No consent, approval, authorization or order of any court, governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the 1933 Act, the Rules and Regulations, the Blue Sky laws, the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the rules and regulations of Nasdaq.

          (g) There are no actions, suits or proceedings pending before any court or governmental agency, authority or body to which the Company is a party or of which the business or property of the Company is the subject which might result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, materially and adversely affect its properties or assets or prevent consummation of the transactions contemplated by this Agreement; and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened. The Company is not aware of any facts which would form the basis for the assertion of any material claim or liability which are not disclosed in the Registration Statement or the Prospectus or adequately reserved for in the financial statements which are a part thereof, except for such claims or liabilities which are not currently expected to have a material adverse effect on the condition (financial or otherwise) or the earnings, affairs or business prospects of the Company. All pending legal or governmental proceedings to which the Company is a party or to which any of its property is subject, which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company.

          (h) The Company has the duly authorized and outstanding capitalization as set forth in the Prospectus. The outstanding Common Stock of the Company is duly authorized, validly issued, fully paid and nonassessable. The Company's securities, including the Units, conform in substance to all statements relating thereto contained in the Registration Statement and Prospectus. The securities to be sold by the Company hereunder have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus. No preemptive rights or similar rights of any security holders of the Company exist with respect to the issuance and sale of the Units or the Underwriter's Warrant by the Company. Except as disclosed in the Prospectus, the Company has no agreement with any security holder which gives such security holder the right to require the Company to register under the 1933 Act any securities of any nature owned or held by such person either in connection with the transactions contemplated by this Agreement or after a demand for registration by such holder. Upon payment for and delivery of the Units pursuant to this Agreement, the Underwriter will acquire the Units, free and clear of all liens, encumbrances or claims. The certificates evidencing the Units and the Warrants will comply as to form with all applicable provisions of the laws of the State of Minnesota. Except as set forth in any part of the Registration Statement, the Company does not have outstanding any options to

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     purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Common Stock or other securities of the Company, or any such warrants, convertible securities or obligations.

          (i) The Underwriter's Warrant, the Warrants and the Warrant Shares have been duly authorized. The Underwriter's Warrant and the Warrants, when issued and delivered to the Underwriter, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Warrant Shares when issued in accordance with the terms of the Underwriter's Warrant and the Warrants, will be validly issued, fully paid and nonassessable and subject to no preemptive rights or similar rights on the part of an person or entity. A sufficient number of shares of Common Stock of the Company have been reserved for issuance by the Company upon exercise of the Underwriter's Warrant and the Warrants.

          (j) Ernst & Young LLP, whose reports appear in the Registration Statement and Prospectus, are independent accountants within the meaning of the 1933 Act and the Rules and Regulations. The financial statements of the Company, together with the related notes, forming part of the Registration Statement and Prospectus (the "Financial Statements"), fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. The Financial Statements are accurate, complete and correct and have been prepared in accordance with the 1933 Act, the Rules and Regulations and generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved, except as may be otherwise stated therein. The summaries of the Financial Statements and the other financial and statistical data and related notes set forth in the Registration Statement and the Prospectus are (i) accurate and correct and fairly present the information purported to be shown thereby as of the dates and for the periods indicated on a basis consistent with the audited financial statements of the Company and (ii) in compliance in all material respects with the requirements of the 1933 Act and the Rules and Regulations. The Financial Statements are based upon and consistent with the financial statements and other reports filed by the Company with the SEC, except for inconsistencies attributable solely to differences between GAAP and regulatory accounting principles.

          (k) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and at any Closing Date, except as is otherwise disclosed in the Registration Statement or Prospectus, there has not been:

               (i) any change in the capital stock or long-term debt (including any capitalized lease obligation), or except in the ordinary course of business increase in the short-term debt of the Company;

               (ii) any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company;

               (iii) any material adverse change, or any development involving a material adverse change, in or affecting the business, business prospects, properties, assets, patents or patent applications (including those of the Company and those relating to devices or technologies licensed to the Company), management, financial position, stockholders' equity, results of operations or general condition of the Company;

               (iv)  any material transaction entered into by the Company;

               (v) any material obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business that, in the aggregate, are not material; or

               (vi) any dividend or distribution of any kind declared, paid or made on the Company's capital stock.

          (l) Except as is otherwise disclosed in the Registration Statement or Prospectus, the Company has good and marketable title to all of the property, real and personal, described in the Registration Statement or Prospectus as being owned by the Company, free and clear of all liens, encumbrances, equities, charges or claims, except as do not materially interfere with the uses made and to be made by the Company of such property or as disclosed in the Financial Statements. Except as is otherwise disclosed in the Registration Statement or Prospectus, the Company has valid and binding leases to the real and personal property described in the Registration Statement or Prospectus as being under lease to the Company, except as to those leases which are not material to the Company or the lack of enforceability of which would not materially interfere with the use made and to be made by the Company of such leased property.

          (m) The Company has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon. The Company is not in default in the payment of any taxes and has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.

          (n) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company.

          (o)  Except as disclosed in the Prospectus:

               (i) The Company owns or possesses the unrestricted rights to use all patents, copyrights, trademarks, trade secrets and proprietary rights or information necessary for the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company and for the conduct of its present or intended business as described in the Prospectus. There are no pending legal, governmental or administrative proceedings relating to patents, copyrights, trademarks or proprietary rights or information to which the Company is a party or to which any property of the Company is subject and no such proceedings are, to the best of the Company's knowledge, threatened or contemplated against the Company by any governmental agency or authority or others. The Company has not received any notice of conflict with asserted rights of others. The Company is not using any confidential information or trade secrets of any third party without such party's consent.

               (ii) The Company does not infringe upon the right or claimed rights of any person under or with respect to any of the intangible rights listed in the preceding subsection. The Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, except as disclosed in the Registration Statement.

          (p) The Company intends to apply the proceeds from the sale of the Units by it to the purposes and substantially in the manner set forth in the Prospectus.

          (q) The Company has no defined benefit pension plan or other pension benefit plan which is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974 as amended from time to time, except as disclosed in the Registration Statement.

          (r) To the best of the Company's knowledge, no person is entitled, directly or indirectly, to compensation from the Company or the Underwriter for services as a finder in connection with the transactions contemplated by this Agreement.

          (s) The conditions for use of a Registration Statement on Form SB-2 for the distribution of the Units have been satisfied with respect to the Company.

          (t) The Company has not taken and will not take, directly or indirectly, any action (and does not know of any action by its directors, officers, stockholders, or others) which has constituted or is designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation, as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Units.

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          (u)  The Company has not sold any securities in violation of Section
     5(a) of the 1933 Act and has sold no securities within three (3) years prior to the date hereof, except as set out in Item 26 of Part II of the Registration Statement.

          (v) The Company maintains insurance, which is in full force and effect, of the types and in the amounts adequate for its business and in line with the insurance maintained by similar companies and businesses.

          (w) The Company hereby represents that it has complied and will comply with all provisions of Florida Statutes Section 517.075 (Ch. 92-198 and Rule 3EER92-1 of the Rules of the Florida Department of Banking and Finance, Division of Securities). Neither the issuer, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

          (x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP.

          (y) All material transactions between the Company and its shareholders who beneficially own more than 5% of any class of the Company's voting securities have been accurately disclosed in the Prospectus, and the terms of each such transaction are fair to the Company and no less favorable to the Company than the terms that could have been obtained from unrelated parties.

          (z) The Company has obtained a written agreement from all shareholders of the Company that such person or entity will not, without the prior written consent of the Underwriter, during the 180-day period commencing on the effective date of the Registration Statement (the "Lockup Period) (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any Securities of the Company beneficially held during the Lockup Period, (ii) sell, transfer or otherwise dispose of or agree to sell, transfer or otherwise dispose of any options, rights, warrants or other securities exercisable or convertible into Units of Common Stock of the Company beneficially held during the Lockup Period, or
     (iii) sell or grant, or agree to sell or grant, options, rights, warrants or other securities exercisable or convertible into any such Units of Common Stock; provided, however, that the foregoing does not prohibit gifts by donees who agree to be bound by the restrictions set forth in the lockup agreement or transfers by will or the laws of descent.

          (aa) The Common Stock of the Company has been approved by Nasdaq for trading on its SmallCap Market-SM- following effectiveness of the Registration Statement subject to official notice of issuance.

2.   PURCHASE, SALE, DELIVERY AND PAYMENT.

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, the Firm Units at $3.774 per Unit.

          (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase the Option Units (not to exceed an aggregate of fifteen percent (15%) of the total number of Firm Units) at the same purchase price as the Firm Units for use solely in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Units. The option granted hereunder may be exercised at any time (but not more than once) within forty-five (45) days after the Effective Date (as defined in Section 4(a) hereof) upon notice (confirmed in writing) by the Underwriter to the Company setting forth the aggregate number of Option Units as to which the Underwriter is exercising the option and the date on which certificates for such Option Units are to be delivered. The option granted hereby may be canceled by the Underwriter as to the Option Units for which the option is unexercised at any time prior to the expiration of the forty-five (45) day period upon notice to the Company.

          (c) The Company will deliver the Firm Units to the Underwriter at the offices of Maun & Simon, PLC, unless some other place is agreed upon, at 10:00 A.M., Minneapolis time, against payment of the purchase price at the same place, on the third full business day after trading the Units has commenced (but not more than ten (10) full business days after the date the Registration Statement is declared effective), or such earlier time as may be agreed upon between the Underwriter and the Company. Such time and place is herein referred to as the "First Closing Date."

          (d) The Company will deliver the Option Units being purchased by the Underwriter to the Underwriter at the offices of Maun & Simon, PLC, set forth in Section 2(c) above, unless some other place is agreed upon, at 10:00 A.M., Minneapolis time, against payment of the purchase price at the same place, on the date determined by the Underwriter and of which the Company has received notice as provided in Section 2(b), which shall not be earlier than two nor later than three (3) full business days after the exercise of the option as set forth in Section 2(b), or at such other time not later than ten (10) full business days thereafter as may be agreed upon by the Underwriter and the Company, such time and date being herein referred to as the "Second Closing Date." The First and Second Closing Dates are collectively referred to herein as the "Closing Date."

          (e) Certificates for the Units to be delivered will be registered in such names and issued in such denominations as the Underwriter shall request of the Company at least two (2) full business days prior to the First Closing Date or the Second Closing Date, as the case may be. The certificates will be made available to the Underwriter in definitive form for the purpose of inspection and packaging at least 24 hours prior to each respective Closing Date.

          (f) Payment for the Units shall be made, against delivery to the Underwriter or its designated agent, of certificates for the Units by wire transfer to a designated account of the Company.

          (g) The Underwriter will make a public offering of the Units directly to the public (which may include selected dealers who are members in good standing with the NASD or foreign dealers not eligible for membership in the NASD but who have agreed to abide by the interpretation of the NASD's Board of Governor's with respect to free-riding and withholding) as soon as the Underwriter deems practicable after the Registration Statement becomes effective at the Price to Public set forth in the Prospectus, subject to the terms and conditions of this Agreement and in accordance with the Prospectus. Such concessions from the public offering price may be allowed selected dealers of the NASD as the Underwriter determines, and the Underwriter will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering price and concessions may vary after the initial public offering. The Underwriter shall offer and sell the Units only in jurisdictions in which the offering of Units has been duly registered or qualified, or is exempt from registration or qualification, and shall take reasonable measures to effect compliance with applicable state and local securities laws.

     3. FURTHER AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees with the Underwriter as follows:

          (a) If the Registration Statement has not become effective prior to the date hereof, the Company will use its best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible. The Company will notify the Underwriter promptly, after the Company shall receive notice thereof, of the time when the Registration Statement, or any subsequent amendment thereto, has become effective or any supplement to the Prospectus has been filed. Following the execution and delivery of this Agreement, the Company will prepare, and timely file or transmit for filing with the SEC in accordance with Rules 430A, 424(b) and 434, as applicable, copies of the Prospectus, or, if necessary, a post-effective amendment to the Registration Statement (including the Prospectus), in which event, the Company will take all necessary action to have such post-effective amendment declared effective as soon as possible. The Company will notify the Underwriter promptly upon the Company's obtaining knowledge of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and will use its best efforts to prevent the issuance of any stop order and, if a stop order is issued, to obtain as soon as possible the withdrawal or lifting thereof. The Company will promptly prepare and file at its own expense with the SEC any amendments of, or supplements to, the Registration Statement or the Prospectus which may be necessary in connection with the distribution of the Units by the

     Underwriter. During the period when a Prospectus relating to the Units is required to be delivered under the 1933 Act, the Company will promptly file any amendments of, or supplements to, the Registration Statement or the Prospectus which may be necessary to correct any untrue statement of a material fact or any omission to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will notify the Underwriter promptly of the receipt of any comments from the SEC regarding the Registration Statement or Prospectus or request by the SEC for any amendment thereof or supplement thereto or for any additional information. The Company will not file any amendment of, or supplement to, the Registration Statement or Prospectus, whether prior to or after the Effective Date, which shall not previously have been submitted to the Underwriter and its counsel a reasonable time prior to the proposed filing or to which the Underwriter shall have reasonably objected.

          (b) The Company has used and will continue to use its best efforts to register or qualify the Units for sale under the securities laws of such jurisdictions as the Underwriter may designate and the Company will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification. In each jurisdiction in which the Units shall have been registered or qualified as above provided, the Company will continue such registrations or qualifications in effect for so long as may be required for purposes of the distribution of the Units, the Warrants and the Warrant Shares; provided, however, that in no event shall the Company be obligated to qualify to do business as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Units in any jurisdiction where it is not now so subject. In each jurisdiction where any of the Units shall have been so qualified, the Company will file such statements and reports as are or may be reasonably required by the laws of such jurisdiction to continue such qualification in effect. The Company will notify the Underwriter immediately of, and confirm in writing, the suspension of qualification of the Units, the Warrants, and the Warrant Shares or the threat of such action in any jurisdiction. The Company will use its best efforts to qualify or register its securities for sale in nonissuer transactions under (or obtain exemptions from the application of) the securities laws of such states designated by the Underwriter (and thereby permit market-making transactions and secondary trading in its securities in such states), and will comply with such securities laws and will continue such qualifications, registrations and exemptions in effect for a period of five
     (5) years after the date hereof.

          (c) The Company will furnish to the Underwriter, as soon as available, copies of the Registration Statement (one of which will be signed and which shall include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the 1933 Act, all in such quantities as the Underwriter may from time to time reasonably request prior to the printing of each such document. The Company specifically authorizes the Underwriter and all dealers to whom any of the

     Units may be sold by the Underwriter to use and distribute copies of such Preliminary Prospectuses and Prospectuses in connection with the sale of the Units as and to the extent permitted by the federal and applicable state and local securities laws.

          (d) For as long as the Company has more than 100 beneficial owners, but in no event more than five (5) years after the Effective Date, the Company will mail as soon as practicable to the holders of its securities substantially the following documents, which documents shall be in compliance with this Section if they are in the form prescribed by the 1934
     Act:

               (i) within sixty (60) days after the end of the first three quarters of each fiscal year, copies of the quarterly unaudited statement of profit and loss and quarterly unaudited balance sheets of the Company and any material subsidiaries; and

               (ii) within ninety (90) days after the close of each fiscal year, appropriate financial statements as of the close of such fiscal year for the Company and any material subsidiary which shall be certified to by a nationally recognized firm of independent certified public accountants in such form as to disclose the Company's financial condition and the results of its operations for such fiscal year.

          (e) For as long as the Company has more than 100 beneficial owners, but in no event more than five (5) years after the Effective Date, the Company will furnish to the Underwriter (i) concurrently with furnishing such reports to its security holders, the reports described in Section 4(d) hereof; (ii) as soon as they are available, copies of all other reports (financial or otherwise) mailed to security holders; and (iii) as soon as they are available, copies of all reports and financial statements furnished to, or filed with, the SEC, the NASD, any securities exchange or market or any state securities commission by the Company. During such period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and any subsidiary or subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (f) The Company will not, without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld, sell or otherwise dispose of any capital stock or securities convertible or exercisable into capital stock of the Company (other than pursuant to existing option plans, director compensation plans or currently outstanding options and warrants) during the 180-day period following the Effective Date. Prior to the Closing Date, the Company will not repurchase or otherwise acquire any of its capital stock or declare or pay any dividend or make any distribution on any class of its capital stock.

          (g) Subject to the proviso set forth below and whether or not this Agreement becomes effective or is terminated, cancelled or the sale of the Units to you is consummated, and regardless of the reason for or cause of any such termination, cancellation, or failure to consummate, the Company shall be responsible for and pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments thereof or supplements to any of the foregoing; (ii) the issuance and delivery of the Units, including taxes, if any; (iii) the cost of all certificates representing the Units; (iv) the fees and expenses of the Transfer Agent for the Units; (v) the fees and disbursements of counsel for the Company; (vi) all fees and other charges of the independent public accountants of the Company; (vii) the cost of furnishing and delivering to the Underwriter and dealers participating in the offering copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses, the Prospectus and any amendments of, or supplements to, any of the foregoing; (viii) the NASD filing and quotation fees; and (ix) the fees and disbursements, including filing fees and all accountable fees and expenses of counsel for the Company incurred in registering or qualifying the Units for sale under the laws of such jurisdictions upon which the Underwriter and the Company may agree; and (x) the non-accountable expenses of the Underwriter in an amount equal to 2.5% of the gross proceeds of the Offering. Pursuant to Section 8, the Underwriter hereby acknowledges receipt of a $10,000 advance from the Company against the Underwriter's non-accountable expense allowance referred to in the preceding sentence. In the event this Agreement is terminated by the Underwriter pursuant to Section 8 or for any reason beyond the Underwriter's control or through no fault of the Underwriter or by the Company, the Company shall be obligated to pay, to the Underwriter the greater of the $10,000 deposit paid at the time of the execution of the letter of intent or all of its actual accountable out-of-pocket expenses, including fees of its counsel, not to exceed $20,000. In the event this Agreement is terminated by the Company or the Underwriter for any reason within its control, including but not limited to, an opinion of the NASD regarding the compensation arrangement of the Underwriter, the Company shall be obligated to pay the Underwriter only the $10,000 deposit paid at the time of the execution of the letter of intent.

          (h) The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

          (i) The Company will use its best efforts to obtain (prior to the Effective Date) and maintain the quotation of the Units, its Common Stock and the Warrants on the Nasdaq SmallCap Market-SM-.

          (j) For a period of at least five (5) years after the Effective Date, the Company will continue to file with the SEC all reports and other documents as may be required by the 1933 Act, the Rules and Regulations and the 1934 Act.

          (k) The Company will apply the proceeds from the sale of the Units substantially in the manner set forth in the Prospectus.

          (l) Other than as permitted by the 1933 Act and the Rules and Regulations, the Company will not distribute any prospectus or other offering material in connection with the Offering.

          (m) The Company will, for a period of two (2) years after the Effective Date, furnish directly to you, quarterly profit and loss statements, reports of the Company's cash flow, and statements of application of the proceeds of the offering contained in reports or statements filed by the Company with the Commission.

          (n) The Company will make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement, a statement of earnings of the Company (which need not be audited) complying with
     Section 11(a) of the 1933 Act and the Rules and Regulations of the Commission thereunder (including at the option of the Company Rule 158).

          (o) The Company authorizes the Underwriter and all dealers to whom any of the Units may be sold by the Underwriter in connection with the distribution of the Units, to use the Prospectus as from time to time amended or supplemented in connection with the offering and sale of the Units and in accordance with the applicable provisions of the Act and the applicable Rules and Regulations and applicable state Blue Sky or securities laws.

          (p) The Company shall not request an Effective Date nor allow the Registration Statement to be declared effective without the prior approval of the Underwriter.

          (q) Within the time during which the Prospectus is required to be delivered under the Act, the Company will comply, at its own expense, with all requirements imposed upon it by the 1933 Act, by the Rules and Regulations, by the Exchange Act, and by any order of the Commission, so far as necessary to permit the continuance of sales or dealings in the Units.

          (r) The Company agrees to file with the Commission all required reports on Form SR in accordance with the provisions of Rule 463 promulgated under the Act and to provide a copy of such reports to the Underwriter and its counsel.

          (s) The Company will reserve and keep available that maximum number of its authorized but unissued shares of Common Stock which are issuable under exercise of Warrants and the Underwriter's Warrant during the term of the Warrants and the Underwriter's Warrant.

          (t) Prior to the Closing Date, no discussions will be held by officers, directors or any other affiliate or associate of the Company with any member of the news media and no news release or other publicity about the Company will be permitted without prior approval of the Company's and the Underwriter's respective legal counsel.

          (u) The Company shall have obtained a CUSIP number for the Units (and its components) prior to the effective date of the Registration Statement under the Act.

          (v) The Company shall supply to the Underwriter, and its legal counsel, at the Company's cost, one complete bound volume of all of the documents relating to the public offering, within a reasonable time after the Closing Date, not to exceed four (4) months. The volume shall be hard cover bound in book format.

          (w) The Company will apply the proceeds from the sale of the Units by it to the purposes and in the manner set forth in the Registration Statement and, pending such application, shall invest such net proceeds only in one or more of the following, except as otherwise provided by prior written consent of the Underwriter: (i) interest-bearing obligations issued by the United States Government or issued by an agency or instrumentality of the United States Government and guaranteed by the United States Government and having a maturity not in excess of one year, (ii) interest-bearing domestic commercial paper having a maturity of not more than three hundred sixty-five (365) days and, at the time of purchase by the Company, rated investment grade by Moody's Investors Service, Inc. or Standard & Poor's Corporation, (iii) interest-bearing certificates of deposit issued by a commercial bank chartered by the United States Government or by any state of the United States having shareholders' equity of at least $500,000,000 except that the foregoing notwithstanding, the Company may invest no more than $100,000 of such net proceeds in certificates of deposit issued by any such commercial bank regardless of shareholders' equity, and (iv) shares or other units of interest in a registered open-ended investment company the assets of which aggregate at least $200,000,000 and are invested solely in so-called "money market" obligations.

          (x) Prior to or as of the First Closing Date, the Company shall have performed each condition to closing required to be performed by it pursuant to Section 4 hereof.

     4. CONDITIONS OF THE UNDERWRITER'S OBLIGATIONS. The obligation of the Underwriter to purchase and pay for the Units as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Units as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date) and in the case of the Option Units, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date), to the performance by the Company of its obligations hereunder, and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Units and on or before the Second Closing Date in the case of the Option Units:

          (a) The Registration Statement shall have become effective not later than 5:00 P.M. Minneapolis time, on the first full business day following the date of this Agreement, or such later date as shall be consented to in writing by the Underwriter (the

     "Effective Date"). If the Company has elected to rely upon Rule 430A, the information concerning the price of the Units and price-related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the SEC for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing (or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the 1933 Act and the Rules and Regulations). No stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Underwriter, threatened by the SEC or any state securities commission or similar regulatory body. Any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter and their legal counsel. The NASD, upon review of the terms of the Offering, shall not have objected to the terms of the Underwriter's participation in the Offering.

          (b) The Underwriter shall not have advised the Company that the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, contains any untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 4(b) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

          (c) Subsequent to the date as of which information is given the Registration Statement and Prospectus, there shall not have occurred any change, or any development involving a prospective change, which materially and adversely affects the business or properties of the Company and which, in the reasonable opinion of the Underwriter, materially and adversely affects the market for the Units or the Company's securities.

          (d) On or prior to each Closing Date, the form and validity of the Units and their component parts, the legality and sufficiency of the corporate proceedings and matters relating to the incorporation of the Company and other matters incident to the issuance of the Units and their component parts, the form of the Registration Statement and the Prospectus and of any amendments thereof or supplements thereto filed prior to such Closing Date (other than financial statements and schedules and other financial or statistical data included therein), the authorization, execution, and delivery of this Agreement and the description of the Units and their component parts contained in the Prospectus shall have been reasonably approved by the Underwriter. In connection with such determination, the Company shall have furnished to the Underwriter such documents as you may have requested for the purpose of enabling the Underwriter to pass upon such matters.

          (e) The Underwriter shall have received the opinion of Doherty, Rumble & Butler, P.A., counsel for the Company, dated as of such respective Closing Date and satisfactory in form and substance to the Underwriter and its counsel, to the effect that:

               (i) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Minnesota with the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Prospectus; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be so qualified or in good standing would have a material adverse effect on its business and the activities of the Company. The Company has no active subsidiaries.

               (ii) The number of authorized and, to the best of such counsel's knowledge, the number of issued and outstanding shares of capital stock of the Company are as set forth in the Prospectus, and all such capital stock has been duly authorized and is validly issued, fully paid and nonassessable. The Units (and their components) have been duly authorized, and upon issuance, delivery of, and payment therefor as described in this Agreement, will be validly issued, fully paid and nonassessable, and the Underwriter will acquire the Units free and clear of all liens, encumbrances or claims. To the best knowledge of such counsel's knowledge, no preemptive rights, contractual or otherwise, of securities holders of the Company or others exist with respect to the issuance or sale of the Units by the Company pursuant to this Agreement or to the issuance of Warrant Shares upon exercise of the Warrants or the Underwriter's Warrants. To the best of such counsel's knowledge, no rights to require registration of shares of Common Stock or other securities of the Company exist which may be exercised in connection with the filing of the Registration Statement. The Units, Warrants, Underwriter's Warrant, Warrant Shares and Shares conform as to matters of law in all material respects to the description of these securities made in the Prospectus and such description accurately sets forth the material legal provisions thereof required to be set forth in the Prospectus.

               (iii) The shares of Common Stock underlying the Warrants have been duly authorized and reserved for issuance and when issued, sold and delivered in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable. The issuance, sale and delivery of the Underwriter's Warrant has been duly authorized and the Warrant Shares issuable upon the exercise thereof have been reserved for issuance upon such exercise. The Warrant Shares, when issued, sold and delivered in accordance with the terms of the Underwriter's Warrant, will be validly issued, fully paid and nonassessable. No preemptive rights of, or rights of refusal in favor of, shareholders of the Company exist with respect to the Units (or any component thereof), the Underwriter's Warrant or the

          Warrant Shares, or the issue and sale thereof, pursuant to the Company's Articles of Incorporation or Bylaws.

               (iv) The authorized securities of the Company conform as to legal matters in all material respects to the description thereof set forth in the Prospectus under the caption "Description of Securities." The certificates representing the Warrants and the Common Stock are in proper form under the Minnesota Business Corporation Act.

               (v) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the 1933 Act and with the Rules and Regulations, except the financial statements, the notes thereto and the related schedules and other financial and statistical data contained therein, as to which such counsel need not express an opinion.

               (vi) Counsel knows of no contracts, leases or documents that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

               (vii) The Underwriting Agreement, the Units (and their components), the Warrant Agreement and the Underwriter's Warrant have been duly authorized by all requisite corporate action, executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms.

               (viii) The execution and delivery of the Underwriting Agreement and the issue and sale of the Underwriter's Warrant, the Units (and their components) and the Warrant Shares will not violate or conflict with the Articles of Incorporation or the Bylaws of the Company or any material provision of any material contract or instrument to which the Company is a party or by which the Company is bound, or any law of the United States or the State of Minnesota, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Minnesota, or any judgment, order or decree known by such counsel and applicable to the Company of any court or governmental authority.

               (ix) No holders of capital stock of the Company, or securities convertible into capital stock of the Company, have the right to cause the Company to include such holder's capital stock in the Registration Statement pursuant to the Company's Articles of Incorporation or Bylaws or any contract or agreement.

               (x) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Units pursuant to the Underwriting Agreement, except such as may be required and obtained under the 1933 Act or under state or other securities laws in connection with the purchase and distribution of the Units by the Underwriter.

               (xi) The Warrant Agreement and the Underwriter's Warrants have been duly authorized, executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium, or other laws of general application affecting the rights of creditors generally and by judicial limitations on the right of specific performance and other equitable remedies, and except as the enforceability of indemnification or contribution provisions hereof may be limited by federal or state securities laws. The Warrant Shares when issued in accordance with the terms of this Agreement and pursuant to the Warrants and the Underwriter's Warrants will be validly issued, fully paid and nonassessable. A sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants and the Underwriter's Warrants.

               (xii) The Registration Statement has become and is effective under the 1933 Act, the Prospectus has been filed as required by Rule 424(b), if necessary and, to the best knowledge of such counsel, no stop orders suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. The registration of the Company's securities on Form 8-A has become effective under the Securities Exchange Act of 1934, as amended, and no stop order suspending the effectiveness of such registration, and, to such counsel's knowledge, no proceedings for that purpose have been instituted or are pending by the Commission.

               (xiii) To the best of such counsel's knowledge, there are no material legal or governmental proceedings of a character required by the 1933 Act and the Rules and Regulations to be described or referred to in the Registration Statement or Prospectus that are not described or referred to therein. All pending legal or governmental proceedings, if any, to which the Company is a party or to which any of its property is subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company.

               (xiv) The Registration Statement, when it became effective, the Prospectus and any amendments thereof or supplements thereto, (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) on the date of filing or the date thereof, complied as to form in all material respects with the requirements of the 1933 Act and the Rules and Regulations.

               (xv) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and judicial limitations on the right of specific performance and except as the enforceability of indemnification or contribution provisions hereof may be limited by federal or state securities laws.

               (xvi) To the best of such counsel's knowledge, the execution, delivery and performance of this Agreement and the consummation of the transactions described herein will not result in a violation of, or a default under, the terms or provisions of (A) any material bond, debenture, note, contract, lease, license, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or (B) any material law, order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental agency or court having jurisdiction over the Company or any of its properties.

          In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

          In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements contained in the Registration Statement, Prospectus, or any amendment thereof or supplement thereto in connection with such counsel's representation, investigation and due inquiry of the Company in the preparation of the Registration Statement, Prospectus and any amendment thereof or supplement thereto, nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, Prospectus, or any amendment thereof or supplement thereto (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such opinion of counsel does not require any statement concerning statements in, or omissions from, the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement, Prospectus, or any such amendment or supplement.

          (f) The Underwriter shall have received from Maun & Simon, PLC, its counsel, such opinion or opinions as the Underwriter may reasonably require, dated as of each closing date and satisfactory in form and substance to the Underwriter, with respect to the sufficiency of corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to said counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters. In connection with such opinion, as to matters of fact relevant to conclusions of law, such counsel may rely, to the extent that they deem proper, upon representations or certificates of public officials and of responsible officers of the Company.

          (g) The Underwriter and the Company shall have received letters, dated the date hereof and as of each Closing Date, from Ernst & Young LLP, independent public accountants, substantially similar to the form set forth in Appendix A hereto.

          (h) The Underwriter shall have received from the Company a certificate, dated as of each Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of each closing date. The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such date.

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or to the best knowledge of such officers contemplated under the 1933 Act.

               (iii) Neither the Registration Statement nor the Prospectus nor any amendment thereof or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth; provided, however, that such certificate does not require any representation concerning statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information, as identified in Section 11 herein, furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as contemplated or referred to in the Prospectus, no event has occurred that should have been set forth in an amendment or supplement to Registration Statement or the Prospectus which has not been so set forth and the Company has not incurred any direct or contingent liabilities or obligations material to the Company, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, and there has not been any change in the capital stock or long-term debt of the Company, (including any capitalized lease obligations), any material increase in the short-term debt of the Company, any material adverse change in the financial position, net worth or results of operations of the Company or declaration or payment of any dividend.

               (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss of, or damage to, its properties, whether or not insured.

               (vi) There are no material actions, suits or proceedings pending before any court or governmental agency, authority or body, or, to the best of their knowledge, threatened, to which the Company is a party or of which the business or property of the Company is the subject.

          (i) The Underwriter shall have received, dated as of each closing date, from the Secretary of the Company a certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the resolutions of the Board of Directors of the Company authorizing and approving the execution, delivery and performance of this Agreement, a copy of such resolutions to be attached to such certificate, certifying that such resolutions and the Articles of Incorporation of the Company and the Bylaws of the Company have been validly adopted and have not been amended or modified.

          (j) In addition, at each Closing, the Company shall have delivered to the Underwriter an opinion, satisfactory to the Underwriter, of Schwegman, Lundberg, Woessner & Kluth, P.A., special intellectual property counsel for the Company, dated as such respective Closing Date, and satisfactory in form and substance to the Underwriter and its counsel, to the effect that:

               (i) To the best of such counsel's knowledge, except as described in the Prospectus, there are no United States patents of third parties which are or would be infringed by the manufacture, use, or sale of the products or processes made or to be made, used, or sold by the Company.

               (ii) To the best of such counsel's knowledge, and except as stated below, there are no legal, governmental or administrative proceedings pending or threatened against the Company that relate to patents, trademarks or other intellectual property, except for pending or proposed United States and foreign patent applications.

               (iii) To the best of such counsel's knowledge, after due inquiry, the Company has not received any notice of conflict with the asserted rights of others in respect of any trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, patents, patent applications, know-how, or similar rights, nor of any threatened actions with respect thereto, which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the general affairs, financial position, net worth or results of operations of the Company.

               (iv) To the best of such counsel's knowledge, after due inquiry, the Company owns, possesses or is licensed under all such material trademarks, trademark applications, trademark registrations, service marks, service mark registrations, copyrights, patents, patent applications and licenses as are described in the Prospectus and which are necessary for the Company's present or planned future business as described in the Prospectus.

          In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

          In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements regarding intellectual property matters contained in the Registration Statement, Prospectus, or any amendment thereof or supplement thereto in connection with such counsel's representation of the Company in connection with intellectual property matters and in preparation of the intellectual property portions of the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, nothing has come to the attention of such counsel which causes them to believe that the intellectual property portions of the Registration Statement, Prospectus, or any amendment thereof or supplement thereto (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such opinion of counsel does not require any statement concerning statements in, or omissions from, the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement, Prospectus, or any such amendment or supplement.

          (k) In addition, at each Closing, the Company shall have delivered to the Underwriter an opinion, satisfactory to the Underwriter, of McKenna & Cuneo, L.L.P., special Food & Drug Administration (FDA) counsel for the Company, dated as of each Closing Date, satisfactory in form and substance to the Underwriter and its counsel to the effect that:

               (i) To the best of its knowledge: (i) the statements regarding federal government regulation included in the Registration Statement, insofar as those statements summarize provisions of the Federal Food, Drug, and Cosmetic Act ("FDC Act") and regulations issued thereunder, are accurate in all material respects; and (ii) the FDC Act and FDA's implementing regulations summarized in the Regulatory Portion are the federal food and drug statute and regulations that are material to the Company's business.

               (ii) It has no reason to believe that the Company's business, as described in the Registration Statement is not being conducted in all material respects in compliance with applicable requirements of the FDC Act.

               (iii) To the best of its knowledge, there are no administrative enforcement or legal actions pending or contemplated against the Company by the Food and Drug Administration or any similar state or local regulatory agency.

               (iv) It has no reason to believe that the information contained in the Registration Statement, as of the date of its opinion, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements in light of the circumstances under which they were made, not misleading.

          In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

          In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements regarding FDA matters contained in the Registration Statement, Prospectus, or any amendment thereof or supplement thereto in connection with such counsel's representation of the Company in connection with FDA matters and in preparation of the FDA portions of the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, nothing has come to the attention of such counsel which causes them to believe that the FDA portions of the Registration Statement, Prospectus, or any amendment thereof or supplement thereto (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such opinion of counsel does not require any statement concerning statements in, or omissions from, the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement, Prospectus, or any such amendment or supplement.

          (l) The Underwriter shall have received a written agreement from each shareholder of the Company, that such persons or entity will not, without the prior written consent of the Underwriter during the Lockup Period (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any Units of Common Stock of the Company beneficially held during the Lockup Period, (ii) sell, transfer or otherwise dispose of or agree to sell, transfer or otherwise dispose of any options, rights, warrants or other securities exercisable or convertible into Units of Common Stock of the Company beneficially held during the Lockup Period, or
     (iii) sell or grant, or agree to sell or grant, options, rights, warrants or other securities exercisable or convertible into to any such Units of Common Stock; provided, however, that the foregoing does not prohibit gifts to donees who agree to be bound by the restrictions set forth in the lockup agreement or transfers by will or the laws of descent.

          (m) The Company shall not have failed to have performed any of its agreements herein contained and required to be performed at or prior to the First Closing Date or the Second Closing Date, as the case may be.

          (n) The Units (and their components) shall have been registered or qualified for sale or exempt from such registration or qualification under the securities laws of such jurisdictions as designated by the Underwriter such qualifications or exemptions shall continue in effect.

          (o) The Company shall have furnished to the Underwriter, dated as of the date of the Closing Date, such further certificates and documents as the Underwriter shall have reasonably required.

          (p) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriter and its legal counsel. All statements contained in any certificate, letter, or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

          (q) The Underwriter may waive in writing the performance of any one or more of the conditions specified in this Section 4 or extend the time for their performance.

          (r) If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, each Closing Date by the Underwriter. Any such cancellation shall be without liability of the Underwriter to the Company and shall not relieve the Company of its obligations under Section 3(g) hereof. Notice of such cancellation shall be given to the Company at the address specified in Section 11 hereof in writing, or by telegraph or telephone confirmed in writing.

     5. UNDERWRITER'S WARRANTS. On the First Closing Date, the Company shall sell to the Underwriter for $50 the Underwriter's Warrant, which shall first become exercisable one year after the Effective Date and shall remain exercisable for a period of four (4) years thereafter. The Underwriter's Warrants shall be subject to certain transfer restrictions and shall be in substantially the form filed as an exhibit to the Registration Statement and attached as Appendix B hereto.

     6.   INDEMNIFICATION.

          (a) The Company hereby agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or each such controlling person may become subject, under the 1933 Act, the 1934 Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or judicial or governmental actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus if used prior to the Effective Date of the Registration Statement or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Units under, or exempt the Units or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse the Underwriter, and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter, or controlling person (subject to the limitation set forth in Section 6(c) hereof) in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement, or alleged untrue statement, omission or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriter specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or the Underwriter filed in any jurisdiction in order to qualify the Units (and their components) under, or exempt the Units (and their components) or the sale thereof from qualification under, the securities laws of such jurisdiction; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of the Underwriter if the person asserting any loss, claim, damage or liability purchased the Units from the Underwriter which are the subject thereof (or to the benefit of any person who controls the Underwriter), if a copy of the Prospectus was not sent or given to such person with, or prior to, the written confirmation of the sale of such Units to such person. This indemnity agreement is in addition to any liability which the Company may otherwise have.

          (b) The Underwriter agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the 1933 Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject, under the 1933 Act, the 1934 Act, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or judicial or governmental actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus if used prior to the Effective Date of the Registration Statement or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction in order to qualify the Units (and their components) under, or exempt the Units (and their components) or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission, was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriter specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction; and the Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will not relieve it from any liability under this Section 6 as to the particular item for which indemnification is then being sought, unless such omission so to notify prejudices the indemnifying party's ability to defend such action. In case any such action is brought against any indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party, it is advisable for such parties and controlling persons to be represented by separate counsel, any indemnified party shall have the right to employ separate counsel to represent it and all other parties and their controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or by the Company against the Underwriter hereunder, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party and paid as incurred. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party.

     7.   CONTRIBUTION.

          (a) If the indemnification provided for in Section 6 is unavailable under applicable law to any indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The Company and the Underwriter agree that contribution determined by per capita allocation would not be equitable. The respective relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion (A) in the case of the Company, as the total price paid to the Company for the Units by the Underwriter (net of underwriting discount received but before deducting expenses) bears to the aggregate public offering price of the Units, (b) in the case of the Underwriter, as the aggregate underwriting discount received by them bears to the aggregate public offering price of the Units, in each case as reflected in the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Underwriter, each person who controls the Company within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Company and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company.

          (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 7, unless such omission so to notify prejudices the Contributing Party's ability to defend such action. Any notice given pursuant to Section 7 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

     8.   EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

          (a) This Agreement shall become effective when the Underwriter releases the initial public offering of the Firm Units for sale to the public. The Underwriter shall notify the Company immediately after any action has been taken which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company or the Underwriter by giving notice as hereinafter provided, except that the provisions of Section 3(g) and Sections 6, 7, and 8 shall at all times be effective. For purposes of this Agreement, the release of the initial public offering of the Firm Units for sale to the public shall be deemed to have been made when the Underwriter releases, by facsimile or otherwise, firm offers of the Firm Units to securities dealers or release for publication a newspaper advertisement relating to the Firm Units, whichever occurs first.

          (b) Until the First Closing Date, this Agreement may be terminated by the Underwriter, at its option, by giving notice to the Company, if
     (i) the Company shall have sustained a loss by fire, flood, accident or other calamity which is material with respect to the business of the Company; the Company shall have become a party to material litigation, not disclosed in the Registration Statement or the Prospectus; or the business or financial condition of the Company shall have become the subject of any material litigation, not disclosed in the Registration Statement or the Prospectus; or there shall have been, since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the general affairs, business, key personnel, capitalization, financial position or net worth of the Company, whether or not arising in the ordinary course of business, which loss or change, in the reasonable judgment of the Underwriter, shall render it inadvisable to proceed with the delivery of the Units, whether or not such loss shall have been insured; (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or the over-the-counter market shall have been suspended or minimum prices shall have been established on such exchange by the SEC or by such exchanges or markets; (iii) a general banking moratorium shall have been declared by federal, New York or Minnesota authorities; (iv) there shall have been such a material adverse change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such that, in the judgment of the Underwriter, makes it inadvisable to proceed with the delivery of the Units; (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of either of any court or other governmental authority which, in the judgment of the Underwriter, materially and adversely affects or will materially and adversely affect the business or operations of the Company; (vi) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power, or a formal declaration of war by the United States of America shall have occurred; (vii) the Company shall have failed to comply with any of the provisions of this Agreement on its part to be performed on or prior to such date or if any of the conditions, agreements, representations or warranties of the Company shall not have been fulfilled within the respective times provided for in this Agreement; or (viii) the Company is no longer registered under the 1934 Act. Any such termination shall be without liability of any party to any other party, except as provided in Sections 7 and 8 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in
     Section 3(g) hereof.

          (c) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
     Section 8, it shall notify the Company promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 10 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Underwriter promptly by telegram or telephone, confirmed by letter sent to the address specified in
     Section 10 hereof.

     9. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS. The respective indemnity and contribution agreements of the Company and the Underwriter contained in Sections 6 and 7, respectively, the representations and warranties of the Company set forth in Sections 1 hereof respectively and the covenants of the Company set forth in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriter, the Company, any of its officers and directors, or any controlling person referred to in Sections 6 and 7, and shall survive the delivery of and payment for the Units. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

     10. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to Underwriter or any of the Underwriter, shall be mailed, delivered or telegraphed and confirmed, to R. J. Steichen & Company, One Financial Plaza, 120 South Sixth Street, 700, Minneapolis, Minnesota 55402 Attention: Patrick M. Sidders, Senior Vice President and Managing Director, with a copy to Philip T. Colton, Esq., Maun & Simon, PLC, 2000 Midwest Plaza Building West, 801 Nicollet Mall, Minneapolis, Minnesota 55402; or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed, to Hypertension Diagnostics, Inc., 2915 Waters Road, Suite 108, Eagan, Minnesota 55121-1662, Attention: Greg H. Guettler, with a copy to Girard P. Miller, Esq., Doherty, Rumble & Butler, P.A., 3500 Fifth Street Towers, 150 South Fifth Street, Minneapolis, Minnesota 55402-4235.

     11. INFORMATION FURNISHED BY THE UNDERWRITER. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by, or on behalf of, the Underwriter specifically for use with reference to the Underwriter referred to in Section 1 and Section 6 hereof.

     12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Company, their respective successors and assigns, and the officers, directors and controlling persons referred to in Sections 6 and 7. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns, and the controlling persons, officers and directors referred to in Sections 6 and 7 any legal or equitable right, remedy, or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Units from the Underwriter shall be construed a successor or assign merely by reason of such purchase.

     13. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

     14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one Agreement.

     If the foregoing is in accordance with the Underwriter's understanding of this agreement, kindly sign and return to the Company the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                        Very truly yours,

                                        HYPERTENSION DIAGNOSTICS, INC.


                                        By: ___________________________________
                                             Its:  ____________________________
                                                   "Company"

Confirmed as of the date hereof
at Minneapolis, Minnesota

R. J. STEICHEN & COMPANY

By:__________________________________
     Authorized Officer

_____________________________________
(Print Name)
           "Underwriter"

                                      APPENDIX A

                     FORM OF COMFORT LETTER OF ERNST & YOUNG LLP


               (1) They are independent public accountants with respect to the Company within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

               (2) In their opinion, the financial statements of the Company included in the Registration Statement which are stated therein to have been examined by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations.

               (3) On the basis of specified procedures (but not an audit in accordance with generally accepted auditing standards), including inquiries of certain officers of the Company responsible for financial and accounting matters as to transactions and events subsequent to the date of the financial statements included in the Prospectus, a reading of minutes of meetings of the stockholders and directors of the Company since the date of the financial statements included in the Prospectus and other procedures as specified in such letter, nothing came to their attention which caused them to believe that (a) at a specified date not more than five (5) days prior to the date thereof in the case of the first letter and not more than two (2) business days prior to the date thereof in the case of the second and third letters, there was any change in the capital stock, long-term debt, or short-term debt (other than normal payments) of the Company, or any material decrease in net current assets or stockholders' equity, as compared with amounts shown on the latest balance sheet of the Company included in the Registration Statement; or (b) for the period from the date of such balance sheet to a date not more than five (5) days prior to the date thereof in the case of the first letter and not more than two (2) business days prior to the date thereof in the case of the second letter, there were any material decreases in working capital, long-term debt or total stockholders' equity, except for changes or decreases which the Prospectus discloses, have occurred or may occur, or which are set forth in such letter.

               (4) They have carried out specified procedures, which have been agreed to by the Underwriter, with respect to certain information in the Prospectus specified by the Underwriter, and on the basis of such procedures, they have found such information to be in agreement with the accounting records of the Company or with material derived from such records.

                                                                     Warrant No.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                                        ________________________, 1998

                                       WARRANT

                             TO PURCHASE __________ UNITS
                                          OF
                            HYPERTENSION DIAGNOSTICS, INC.
                         Each Unit Consisting of One Share
                                of Common Stock and
                           One Redeemable Class A Warrant

THIS CERTIFIES THAT, for good and valuable consideration, R. J. Steichen & Company (the "Underwriter"), or its registered assigns, is entitled to subscribe for and purchase from Hypertension Diagnostics, Inc., a Minnesota corporation (the "Company"), at any time after ________, ____, to and including __________, ____, _________________ (________) fully paid and nonassessable Units of the Company's securities at the price of $_____ per Unit (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. Reference is made to this Warrant in the Underwriting Agreement dated _______ 1998, as amended, by and between the Company and the Underwriter. The Units which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Units." The term "Unit" shall mean one share of the Company's Common Stock, $.01 par value and one Redeemable Class A Warrant. As used herein, the term "Holder" means the Underwriter, any party who acquires all or a part of this Warrant as a registered transferee of the Underwriter, or any record holder or holders of the Warrant Units issued upon exercise, whether in whole or in part, of the Warrant. As used herein, the term "Common Stock" means and includes the Company's presently authorized common stock, $.01 par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company. The term "Class A Warrant" shall mean the Company's Warrants exercisable for a period of four (4) years commencing on the effective date of the Registration Statement defined in the above-referenced Underwriting Agreement, entitling the holder thereof to purchase one share of Common Stock at a price of $5.50 per share.

     This Warrant is subject to the following provisions, terms and conditions:

     1.   EXERCISE: TRANSFERABILITY.

          A. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional Unit), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such Units.

          B. Except where directed by a court of competent jurisdiction pursuant to the dissolution or liquidation of a corporate holder hereof and subject to Section 7, for one (1) year from the date hereof, title to this Warrant may be transferred only to a person who is both an officer and shareholder, or both an officer and employee, or both an employee and registered representative, of the Underwriter, or to a successor (or both an officer and shareholder, or both an officer and employee, or both an employee and registered representative of the successor) in interest to the business of the Underwriter, by endorsement (by the holder hereof executing the form of assignment attached hereto) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

     2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Units purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Units (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Underwriter shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section
2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

     3.   ISSUANCE OF THE WARRANT UNITS.

          A. The Company agrees that the Units purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Units as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Units so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Units, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

          B. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Units upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Such Holder shall also provide the Company with written representations from the Holder and the proposed transferee satisfactory to the Company regarding the transfer or, at the election of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of Units may be effected without registration or qualification (under any Federal or State law) of this Warrant or the Warrant Units. Upon receipt of such written notice and either such representations or opinion by the Company, such Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the Warrant Units, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for the Warrant Units. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Units.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Units and shares issuable upon exercise of the Class A Warrants will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof except for all taxes, liens and changes imposed by the Holder. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of Units of Common Stock to provide for the exercise of the rights represented by this Warrant and the Class A Warrants included therein.

     5. ANTIDILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and the number of Units purchasable upon exercise of this Warrant, immediately preceding such event, shall be changed to the number determined by dividing the then current exercise dividend payable in Common Stock and against the number of Units purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of Units purchasable after such event proportional to such exercise price and number of Units purchasable immediately preceding such event. No adjustment in exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; PROVIDED, HOWEVER, that any adjustments which are not required to be so made shall be carried forward and taken into account in any subsequent adjustment. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     No fractional Units are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a Unit which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Unit's on the day of exercise as determined in good faith by the Company.

     In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of Units which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

     When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and

          A. Prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price; and

          B. Cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     7.   NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT UNITS.

          A. Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Units of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Units received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Units respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Units.

          B.   If in the opinion of either of the counsel referred to in this
     Section 7, the proposed transfer or disposition of this Warrant or such Warrant Units described in the written notice given pursuant to this
     Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Units the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

     8. FRACTIONAL UNITS. Fractional Units shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional Unit, the Company shall, upon the exercise of this Warrant for the largest number of whole Units then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value (as defined in Section 10(d)) of such fractional Unit over the proportional part of the Warrant Exercise Price represented by such fractional Unit, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional Unit.

     9.   REGISTRATION RIGHTS.

          A. If at any time prior to the expiration of seven (7) years from the date hereof, the Company proposes to file any Registration Statement under the 1933 Act covering a public offering of any of the Company's securities (except by a Form S-4 or Form S-8

     Registration Statement or any successor forms thereto), it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any securities issuable upon exercise of this Warrant or the Class A Warrants of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in this Warrant or the securities issuable upon exercise of this Warrant or the Class A Warrants intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such securities, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 9(a) is underwritten in whole or in part, the Company may require that the securities requested for inclusion pursuant to this Section 9(a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of securities is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of securities proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

          B. Further, at any time prior to the expiration of this Warrant, and provided that a registration statement on Form S-3 (or any successor form thereto) is then available to the Company, and on a one-time basis only, upon request by the Holder or Holders of a majority in interest of any securities originally issuable under this or any warrant issued to the Underwriter or any affiliate in connection with the sale of shares pursuant to the Underwriter Agreement Underwriter (whether or not then issued) and any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the Holders may reasonably request, such number of securities issued and to be issued upon conversion of the Warrants requested by such Holders in their request to the Company. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record Holders of the securities not theretofore registered under the Securities Act and sold that such registration is to be effected. The Company shall include in such registration statement such securities for which it has received written requests to register by such other record Holders within 30 days after the delivery of the Company's written notice to such other record Holders. The Company shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 9(b) and to pay the costs and expenses associated with such registration statement to the extent provided in Section 9(c). The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (b) for a period of one hundred twenty
     (120) days or the date on which all securities are sold, whichever is earlier.

          C. With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance for the benefit of the Company and/or its directors and officers against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders shall be borne by the selling Holders.

          D. The Company hereby indemnifies each of the Holders of this Warrant and of any securities issued upon exercise thereof or the Class A Warrant, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or alleged untrue statement, omission or alleged omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

     10.  ADDITIONAL RIGHT TO CONVERT WARRANT.

          A. The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into Units as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any exercise price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate exercise price for the Warrant in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as determined below) for the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

          B. The Conversion Right may be exercised by the Holder, at any time or from time to time after this Warrant is exercisable, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

          C. At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Company Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been converted.

          D. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (i) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market System, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date,

          (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market System but is traded on the Nasdaq SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date, and

          (iii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, Nasdaq SmallCap Market or other over-the-counter market, then the price established in good faith by the Company's Board of Directors.

     11. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

     The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder hereof against dilution.

     The Company agrees to provide Underwriter with detailed quarterly and annual financial statements as soon as available, in a form reasonably satisfactory to Underwriter, as well as any other documents as Underwriter or its counsel may reasonably request in a form satisfactory to Underwriter, so long as this Warrant or any Warrant Units are outstanding and unregistered.

     Upon written request of the Holder of this Warrant, the Company will promptly provide such Holder with a then current written list of the names and addresses of all Holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

     The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

     All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes due and payable by the issuer in respect of the issuance thereof.

     Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a Shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

     Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, Hypertension Diagnostics, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated ___________________, 1998.


                                        "Company"

                                        HYPERTENSION DIAGNOSTICS, INC.

                                        By______________________________________

                                        Its_____________________________________

TO:  HYPERTENSION DIAGNOSTICS, INC.


NOTICE OF EXERCISE OF WARRANT  --  To Be Executed by the Registered Holder in
                                   Order to Exercise the Warrant


The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, __________________ of the Units issuable upon the exercise of such Warrant, and requests that certificates for such Units (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of




                                        ________________________________________
                                        (Print Name)



Please insert social security
or other identifying number
of registered Holder of
certificate (_____________)             Address:


                                        ________________________________________

                                        ________________________________________



Date:  ____________                     ________________________________________
                                                      Signature*



*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                   ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _______________________________ the right to purchase the securities of

Linguistic Technologies, Inc. to which the within Warrant relates and appoints

______________________, attorney, to transfer said right on the books of

Hypertension Diagnostics, Inc. with full power of substitution in the premises.


Dated:___________        ______________________________
                                (Signature)


                                Address:

                         ______________________________

                         ______________________________

                                CASHLESS EXERCISE FORM

                       (To be executed upon exercise of Warrant
                               pursuant to Section 10)

TO:  HYPERTENSION DIAGNOSTICS, INC.

     The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _______________ shares of Common Stock, as provided for in Section 10 therein.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:



Name__________________________
     (Please print name)

                                     Address____________________________________




Social Security No.________________

                                     Signature__________________________________


     NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

     And if said number of shares is not all of the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.